UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 14, 2008

ENLIVEN MARKETING TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

205 West 39th Street, 16th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01           Regulation FD Disclosure

On March 14, 2008, the Company held a conference call and simultaneous webcast to discuss the Company’s financial results for the quarter and year ended December 31, 2007, the outlook of the Company and certain other matters. Participants in this presentation were Patrick Vogt, the Company’s President and Chief Executive Officer and Christopher Duignan, the Company’s Chief Financial Officer. A copy of the transcript of this conference call and subsequent question and answer session is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K under this caption and Exhibit 99.1 are being furnished under Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

Item 9.01           Exhibits.

(c)	Exhibits

99.1	Transcript of Conference Call Held by Enliven Marketing Technologies Corporation on March 14, 2008.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLIVEN MARKETING TECHNOLOGIES
CORPORATION

/s/ Andrew J. Graf
Andrew J. Graf
Secretary

Dated: March 20, 2008